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                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

Date of Report (Date of earliest event reported):  July 5, 2001


                        LAS VEGAS GAMING, INC.
               -----------------------------------------
         (Exact name of registrant as specified in its charter)


NEVADA                                                   88-0392994
------                                                   ----------
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                           Identification No.)

3120 South Rainbow Blvd., Suite 204
Las Vegas, Nevada                                        89146
-----------------------------------                      -----
(Address of principal executive offices)                 (Zip Code)

Registrants telephone number, including area code        702-733-9703
                                                         ------------

Commission File Number: 0-30375



-----------------------------------------------          --------------------
(Former name or former address,                          (Zip Code)
if changed since last report.)




ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     None

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     None


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ITEM 3. BANKRUPTCY OR RECEIVERSHIP

     None

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     None

ITEM 5. OTHER EVENTS

The Board of Directors appointed Michael Cane and Kenneth Maul to fill the two empty board seats on July 5, 2001. Mr. Maul was also appointed the Company Secretary. Both Mr. Cane and Mr. Maul accepted the positions.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

     None

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements
--------------------

     None

Exhibits
--------

     None

ITEM 8.  CHANGE IN FISCAL YEAR

     None


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                             SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


LAS VEGAS GAMING, INC.


/s/ Russell Roth
____________________________________________
Russell Roth, CEO and President

Date:    July 19, 2001

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